SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

Ralcorp Holdings, Inc.

(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

800 Market Street, Suite 2900
St. Louis, MO	63101
(Address of principal	(Zip Code)
executive offices)

(314) 877-7000
(Registrant's telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

On December 3, 2003, Ralcorp Holdings, Inc., through one of its subsidiaries, purchases all issued and outstanding capital stock of Value Added Bakery Holding Company, which owns Bakery Chef, Inc., for $287.5 million in cash, subject to certain post-closing adjustments related to the closing net assets. Bakery Chef, Inc., manufactures frozen griddle products (pancakes, waffles and French toast), and other frozen, pre-baked products. The purchase was effected through a Purchase Agreement among Value Added Bakery Holding Company, the persons set forth on Exhibits A and B thereto, RH Financial Corporation and solely with respect to Section 13.15, Ralcorp Holdings, Inc. dated as of November 12, 2003, a copy of which is included as Exhibit 2.1 hereof.

The Registrant financed the acquisition through borrowings under a $275 million credit agreement with Bank One, N.A., Wachovia Bank, N.A., Firstar Bank, PNC Bank, N.A., and SunTrust Bank, a copy of which is included as Exhibit 2.4 hereto.

Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired. Financial statements required by this item will be filed no later than 60 days from the date of this report.

(b)         Pro Forma Financial Information. Financial statements required by this item will be filed no later than 60 days for the date of this report.

(c)         Exhibits.

Exhibit 2.1 - Purchase Agreement among Value Added Bakery Holding Company, the persons set forth on Exhibits A and B thereto, RH Financial Corporation and solely with respect to Section 13.15, Ralcorp Holdings, Inc. dated as of November 12, 2003.

*Exhibit 2.2 – $275,000,000 Credit Agreement among Ralcorp Holdings, Inc., the lenders named therein, and Bank One, N.A., as Agent, dated as of October 16, 2001 (Filed as Exhibit 10.1 to the Company’s Form 10-K for the year ending September 30, 2001).

Exhibit 2.3 – Purchase Agreement Amendment dated December 2, 2003 relating to Purchase Agreement among Value Added Bakery Holding Company, the persons set forth on Exhibits A and B thereto, RH Financial Corporation and solely with respect to Section 13.15, Ralcorp Holdings, Inc. dated as of November 12, 2003.

*Exhibit 2.4 --Press Release dated December 3, 2003, announcing the completion of the purchase of Bakery Chef, Inc. (Filed as Exhibit 99.1 to the Company’s 8K dated December 3, 2003).

* Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: December 8, 2003                                                      By:  /s/T. G. Granneman
            T. G. Granneman
            Duly Authorized Signatory and
            Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number        Description

Exhibit 2.1   Purchase Agreement among Value Added Bakery Holding Company, the persons set forth on Exhibits A and B thereto, RH Financial Corporation and solely with respect to Section 13.15, Ralcorp Holdings, Inc. dated as of November 12, 2003.

*Exhibit 2.2            $275,000,000 Credit Agreement among Ralcorp Holdings, Inc., the lenders named therein, and Bank One, N.A., as Agent, dated as of October 16, 2001 (Filed as Exhibit 10.1 to the Company’s Form 10-K for the year ending September 30, 2001).

Exhibit 2.3              Purchase Agreement Amendment dated December 2, 2003 relating to Purchase Agreement among Value Added Bakery Holding Company, the persons set forth on Exhibits A and B thereto, RH Financial Corporation and solely with respect to Section 13.15, Ralcorp Holdings, Inc. dated as of November 12, 2003.

*Exhibit 2.4            Press Release dated December 3, 2003, announcing the completion of the purchase of Bakery Chef, Inc. (Filed as Exhibit 99.1 to the Company’s 8K dated December 3, 2003).

* Incorporated by reference.